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              SECURITIES AND EXCHANGE COMMISSION
                    WASHINGTON, D.C. 20549

                           FORM 8-K

      CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                  THE SECURITIES ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)  JUNE 7, 1996
                                               --------------
                COMPRESSION LABS, INCORPORATED
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    (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    DELAWARE             0-13218           94-2390960
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(STATE OR OTHER       (COMMISSION      (I.R.S. EMPLOYER
JURISDICTION OF       FILE NUMBER)     IDENTIFICATION NO.)
INCORPORATION)

       2860 JUNCTION AVE., SAN JOSE, CA              95134
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   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)        (ZIP CODE)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (408)435-3000
                                                   -------------

- ----------------------------------------------------------------
 (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)


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Item 2.  Disposition of Assets

        On June 7, 1996, Compression Labs, Incorporated ("CLI" or the
"Company") and Charger Industries, Inc., a wholly owned subsidiary of General Instrument Corporation ("GI") entered into an Asset Purchase Agreement (the "Agreement") for the purchase by GI of assets of CLI's Broadcast Division other then CLI's SpectrumSaver product for broadcast of business television over satellite. The CLI Broadcast Division product development, research, marketing, sales and operations team are expected to transfer to GI. The transaction is expected to be completed by June 30, 1996. However, there can be no assurance that the transaction will be consummated.
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Item 7. Exhibits

Exhibit 1. Asset Purchase Agreement between Compression Labs, Incorporated, a Delaware Corporation and Charger Industries, Inc., a California Corporation, dated as of June 7, 1996
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                        SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                COMPRESSION LABS, INCORPORATED



Dated:  June 14, 1996

                                By: /s/ Michael E. Seifert
                                ------------------------------
                                Michael E. Seifert
                                Vice President, Finance and
                                Chief Accounting Officer
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                   INDEX TO EXHIBITS
                   -----------------
                                                Page No.
                                                --------

Exhibit 1.      Asset Purchase Agreement           5
                Between Compression Labs,
                Incorporated, a Delaware
                Corporation and Charger
                Industries, Inc., a
                California Corporation
                Dated as of June 7, 1996.